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          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 12, 1998


                    BCSB BANKCORP, INC.
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(Exact name of registrant as specified in its charter)


United States                  333-44831         Applied For
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(State or other jurisdiction   (Commission     (I.R.S. employer
of incorporation)              file number)  identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland     21236
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(Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code:(410)256-5000


                            Not Applicable
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(Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS
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     On June 12, 1998, the Registrant announced that Baltimore
County Savings Bank, F.S.B. (the "Bank") had reached agreements to open three additional branch offices in Abington, Forest Hill and Hickory in Harford County, Maryland. In addition, the Bank announced the closure of its 6368 York Road office, which will be consolidated into an expanded facility in Timonium, Maryland. For further information, reference is made to the Registrant's press release dated June 12, 1998, which is attached hereto as
Exhibit 99.1, and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS
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     The following is a list of exhibits filed with this
Current Report on Form 8-K.

     Exhibit No.      Description
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      99.1            Press Release, dated June 12, 1998




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                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                BCSB BANKCORP, INC.



Date:  June 12, 1998            By: /s/ Michael J. Dietz
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                                    Michael J. Dietz
                                    President

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